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                              PROSPECTUS SUPPLEMENT
                                 Allmerica Select
                  (Supplement to prospectus dated May 1, 1995)



                             CALIFORNIA "FREE LOOK"

Due to changes in California's "free-look" provisions, California Policy Owners may now surrender the Policy at any time between the date of application and the date 10 days after receipt of the Policy. The Company will pay to the Policy Owner an amount equal to the sum of (i) the difference between the purchase payments paid, including fees, and any amount allocated to the Separate Account and (ii) the Accumulated Value of the Policy (on the date the cancellation request is received by the Company) attributable to any amount allocated to a Sub-Account. This refund right applies for 30 days to California residents age 60 years or older; provided, however, that if the Policy is issued as an individual retirement annuity ("IRA"), the IRA refund right described in the second paragraph under the caption "RIGHT TO REVOKE Contract on page 11 is applicable for the first 10 days. The IRA refund right is also applicable to all other California policies issued as IRAs.

Because of the new requirements, the Company will no longer require Fund allocations by California senior citizens age 60 and older to be held in the Money Market Fund for 34 days following the date of issue of the Policy. The third sentence of the sixth paragraph under the caption PURCHASE PAYMENTS on page 18 of the Prospectus is therefore deleted. If the Policy is issued as an IRA, all Fund allocations will be held in the Money Market Fund for the first 14 days following the date of issue.


                              SUPPLEMENT DATED  NOVEMBER 13, 1995